Imperial Capital Global Opportunities
This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries.  Actual results may differ materially from these projections.  Please see our most recent Annual
Report on Form 10-K for additional information concerning factors that could cause results to differ.
November 18, 2008
Exhibit 99.2

Los Cabos
Puerto Vallarta
Manzanillo
Ixtapa / Zihuantanejo
Guadalajara
Miami
Orlando
Loreto
Mazatlan
Washington, D.C.
Boston
New York
(Newark)
Chicago
Mexico City
Dallas/Ft Worth
Palm Springs
San Diego
Las Vegas
Phoenix
Tucson
Cancun
Nome
Barrow
Prudhoe Bay
Kotzebue
Bethel
Dutch
Harbor
Sitka
Dillingham
King Salmon
Kodiak
Fairbanks
Juneau
Petersburg
Wrangell
Anchorage
Yakutat
Glacier Bay/
Cordova
Gustavus
Adak
La Paz
Vancouver
Ontario
Burbank
Orange County
Los Angeles Int'l
Long Beach
Denver
Lihue
Honolulu
Seattle
6.9 million passengers/yr.*
3,700 employees
63 aircraft
47 cities served
390 daily departures
17.2 million passengers/yr.*
9,600 employees
110 aircraft
60 cities served
425 daily departures
Data is as of Q308 except passengers/yr, which is as of December 31, 2007
Spokane
Reno
Sacramento
Portland
Boise
San Jose
San Francisco Int'l
Oakland
Ketchikan
New Alaska Airlines Service:
Maui – July 2008
Minneapolis – October 2008
Kona – November 2008

Alaska Air Group
Adjusted net income/loss
Adjusted net income/loss

($8.3)
($11.0)
($2.4)
($7.6)
($5.8)
$3.0
$5.0
$1.4
($3.0)
Nov ‘08
($12)
($9)
($6)
($3)
$0
$3
$6
2001 2002 2003 2004 2005 2006 2007 2008
est.
2009
est.
($68)
($31)
$5
$55
$138
$92
$79
($13)
Nov ‘08
($88)
($100)
($50)
$0
$50
$100
$150
2001 2002 2003 2004 2005 2006 2007 2008
est.*
2009
est.*
(in millions)
Industry
(in billions)
Fuel has moderated and analysts are
forecasting industry profits for 2009
*First Call mean estimate as of 10/29/08. Does not necessarily reflect the company’s internal forecast.
Merrill Lynch for top ten US airlines – Nov 2008
Assumes oil at $100/bbl and $30/bbl crack spread
($5.4) July ‘08
Estimates at July 2008
($60) July ‘08

Our five point response to the
uncertain environment:
1. Preserve our strong balance sheet
2. Cut capacity and redeploy aircraft
3. Maximize unit revenues
4. Reduce fuel consumption
5. Control our non-fuel costs
Leverage our existing strengths

Southwest
Alaska Air Group
Jet Blue
Northwest
Delta
AirTran
Continental
American
US Airways Group
United

Relatively low leverage outside bankruptcy
34%
75%
75%
78%
83%
88%
92%
93%
100%
114%
-30%
20%
70%
120%
Alaska Air Group Adjusted Debt-to-Capitalization – Q3 2008
Source:  Company Q3 08 SEC filings
FPA-PS 090308

11%
12%
14%
15%
17%
19%
19%
23%
29%
32%
0% 10% 20% 30% 40% 50%
US Airways Group
AirTran
United
Delta
Jet Blue
Continental
American
Northwest
Alaska Air Group
Southwest
Strong cash position and
multiple sources of liquidity
Cash as a % of Revenues
Q3 ‘08
Note: Calculated using unrestricted cash and short-term investments at September 30, 2008 divided by revenue for the 12 months ended September 30,
2008. As of October 21, Alaska Air Group had $1.18 billion in cash.
*Does not include 9 aircraft pledged as collateral for line of credit.     Source:  Company earnings releases and 10Qs as of Q3 2008
Fuel hedging cash collateral
Possible sources of
liquidity
• $110 million available
on line of credit
• $172 million maximum
pre-delivery payment
facility
• 6* unencumbered
aircraft, including B737-
800s and Q400s
• Forward sale of miles

9.5%
6.8%
9.4%
20.9%
5.8%
13.0%
-6.6%
-10%
-5%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
4.0%
4.4%
0.1%
7.1%
7.5%
8.0%
3.5%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
Reduce and redeploy capacity
forecast
forecast
year-over-year %
available seat mile (ASM) growth
Q4 ‘08 Q1 ‘09
2009 forecast
-17%
-12%
Q4 ‘08 Q1 ‘09
2009 forecast
-21% -19%
-11%
0%
-9%
-14%
Indicates change
in capacity
Indicates change
in departures

Seat supply is being cut, but not as
much on the West Coast
Sources: Industry - Latest published schedules; AS – 8K filed 11-17-08
Carrier Mainline Only
AirTran (6%)
American (12%)
Continental (24%)
Delta (9%)
Frontier (16%)
JetBlue (9%)
Northwest (16%)
Southwest 1%
United (17%)
US Airways (11%)
West Coast
(5%)
Alaska - system
(7.5%)
Domestic ASM Chg - 4Q 08 vs. 4Q 07

Spokane
Spokane
Vancouver
Vancouver
San Diego
San Diego
Butte
Butte
Bozeman
Bozeman
Orlando
Orlando
San Francisco
San Francisco
Zihuatanejo
Zihuatanejo
Cancun
Cancun
Mazatlan
Mazatlan
Calgary
Calgary
Los Angeles
Los Angeles
Mexico City
Mexico City
Los Cabos
Los Cabos
Denver
Denver
San Jose
San Jose
Puerto Vallarta
Puerto Vallarta
Orange County
Orange County
Burbank
Burbank
La Paz
La Paz
Boise
Boise
Las Vegas
Las Vegas
Loreto
Loreto
San Diego
San Diego
Ontario
Ontario
Oakland
Oakland
Long Beach
Long Beach
Portland
Portland
Seattle
Seattle
Klamath Falls
Klamath Falls
North Bend
North Bend
Eugene
Eugene
Santa Rosa
Santa Rosa
Sacramento
Sacramento
Reno
Reno
Redmond
Redmond
Discontinued markets
and decreased capacity
Jan ’07 – Dec ‘08

Flagstaff
Flagstaff
Anchorage
Anchorage
Boston
Boston
Los Angeles
Los Angeles
Spokane
Spokane
San Diego
San Diego
Palm Springs
Palm Springs
San Jose
San Jose
Lihue (Kauai)
Lihue (Kauai)
Honolulu (Oahu)
Honolulu (Oahu)
Kahului
(Maui)
Kahului
(Maui)
Kona (Hawaii)
Kona (Hawaii)
Santa Rosa
Santa Rosa
Seattle
Seattle
Portland
Portland
San Francisco
San Francisco
Eugene
Eugene
Boise
Boise
Minneapolis
Minneapolis
San Diego
San Diego
Sacramento
Sacramento
Las Vegas
Las Vegas
Cancun
Cancun
Eureka
Eureka
New markets
and increased capacity
Jan ’07 – Dec ‘08

We are pulling the levers to
maximize unit revenues
• Fare increases
• Better yield management
• Fuel surcharges on cargo
• Mileage Plan (FFP) changes
• Ancillary revenue opportunities consistent
with our brand

NVE
AVIATION FUELING TECHNOLOGY
A000179
JET A
FUELING S.O.P.

Alaska Airlines

Fuel continues to be the wildcard

Source: 10K reports as of Dec. 31, 2007
A young, all-737 fleet simplifies our operation
December 2008
737-800
46
737-700
20
737-900
12
737-400
38
All-737 Fleet
116 aircraft
17.5
15
13
12.8
10.8
10
9.4
7.6
4
3.1
0 3 6 9 12 15 18
Northwest
American
United
Delta
US Air
Continental
Southwest
Alaska 2009
AirTran
JetBlue
Average fleet age (years)

Alaska Airlines

Fuel Consumption (gallons/passenger)

Alaska’s aircraft most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• 1,000 statute miles
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Better
10.76
11.16
11.65
12.38
12.63
12.75
13.12
15.36
16.49
3
8
13
18
737-900
172 seats
737-800
157 seats
A320
149 seats
757-200
182 seats
737-700
124 seats
737-400
144 seats
A319
122 seats
MD-80
140 seats
DC-9 140
125 seats
Fuel gallons per passenger
Source: The Boeing Company

Moving to Q400 single type fleet ~50 aircraft December 2009 Q400 ~50 Q200 16 Q200 16 70 aircraft CRJ 700 21 Q400 33 December 2007

Horizon’s aircraft are among the
most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger
Source: Bombardier

$0 $25 $50 $75 $100 $125 Q408 2009 2010 2011 Previous Position Current Position Improved fuel hedge strike prices 50% Percent hedged 6% 26% 1% 17% 50% 50% 50%

Capacity reductions will put pressure
on non-fuel unit costs
Cost per available seat mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004
2005 2006
8.01¢
7.81¢
2007
7.50¢
2008
guidance
Reflects 8K guidance as of 8/21/08 SA-IR
7.55¢
?¢
2009

Alaska Airlines
12
10
8
6
4
CASM ex Fuel - cents
US Airways
American
United
Northwest
Continental
Alaska
Delta
Southwest
AirTran
Jet Blue
500
750
1000
1250
1500
1750
2000
Stage Length (miles)
Alaska Mainline CASM ex Fuel by stage length trendline

Our non-fuel costs are better than legacy carriers’ but we have more work to do

“You’ve got to be very realistic about where you are… but very optimistic about where you can be.” Steve Ballmer Microsoft CEO

14.2 14.5 11.6 11.8 7.3 4.2 1.7 4.8 4.5 2.5 0 2 4 6 8 10 12 14 16 Jan Feb Mar Apr May Jun Jul Aug Sept Oct 0% 50% 100% Greatly improved on-time performance reduces costs DOT on-time performance

Alaska Airlines

HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
ALASKA
AIRLINES

• J.D. Power and Associates North America Airlines
Satisfaction Study – June 16, 2008
• More than 19,000 business and leisure travelers
surveyed
• Alaska garnered high marks for:
– Aircraft
– Boarding/deplaning/baggage
– Check-in
– Flight crews
– Reservations
Source: PR Newswire, June 16, 2008
*In a tie with Continental Airlines among North American carriers
Improved on-time, reliability and baggage
handling means higher customer satisfaction

Barrow
Kotzebue
Prudhoe Bay
Nome
Fairbanks
Bethel
Adak
Dillingham
Anchorage
Cordova
King Salmon
Dutch Harbor
Yakutat
Kodiak
Glacier Bay/ Gustavus
Juneau
Sitka
Petersburg
Wrangell
Ketchikan
nwa
NORTHWEST AIRLINES
AIR FRANCE
KLM
BRITISH AIRWAYS
DELTA
CATHAY PACIFIC
KOREAN AIR
Seattle
Spokane
Portland
Boise
Boston
New York (Newark)
Sacramento
Reno
San Francisco Int'l
Lihue
Honolulu
Palm Springs
Los Angeles Int'l
Phoenix
Dallas/Ft Worth
Orlando
San Diego
Tucson
Miami
Loreto
Guadalajara
Mexico City
QANTAS
LAN
AmericanAirlines

Source: AAG revenue reports and APGDat. Size of line indicated relative volume. • Partners drive additional revenue to and from international points • Big opportunity in Asia

THE WALL STREET JOURNAL.

Overseas Profits Provide Shelter

What's News

Business and Finance

Case of the Vanishing Airport Lines

Alaska Air Speeds Up Flow Of Passengers by Jettisoning Traditional Ticket Counters

By SUSAN CAREY
Anchorage, Alaska

WHEN THE Ted Stevens Anchorage International Airport was planning a new con-

Prepare for Departure

Alaska Airlines' patented check-in process eliminates most ticket counters—and the long lines they bring. The new process, shown below, dramatically reduces wait time and interaction with airline personnel.

An existing 'bag-drop' station at Ted Stevens Anchorage International Airport
4 Proceeds to security screening
3 Leaves luggage at manned 'bag drop' station, where agent has all the information needed to quickly tag the bags

Bag Check
Open
Open

the $28 million renovation—$18 million to

of passengers snaking back and forth, waiting

...nce still need to stand in line.

In Anchorage, the lobby is deep instead of shallow. But thanks to multiple windows, it is

Alaska Air Group is well positioned
to weather the current environment
• Realistic about today with credible plan
• Optimistic about tomorrow
– Strong balance sheet
– Young, fuel-efficient, simple fleet
– Positioned to benefit from growth
through network of code-share partners
– Loyal customers and two great brands
– A track record of innovation
• Focused on delivering shareholder returns